Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 30, 2024 between Prairie Operating Co., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

WHEREAS the Company intends to use the proceeds of the Securities issued pursuant to this Agreement to consummate the acquisition by the Company of the assets of Nickel Road Operating LLC (“NRO”) pursuant to that certain Asset Purchase Agreement, dated as of January 11, 2024, by and among Nickel Road Development LLC, NRO, the Company, and Prairie Operating Co., LLC, as amended by that certain Amendment to Asset Purchase Agreement, dated as of August 15, 2024 (the “NRO Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

Article I
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquired Common Stock” shall have the meaning ascribed to such term in Section 2.1.

“Action” means any action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary of the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Anti-Corruption Laws” shall have the meaning ascribed to such term in Section 3.1(aa).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Acquired Common Stock, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Engagement Letter” means the Engagement Letter, by and among the Company and the Placement Agents, dated as of May 29, 2024.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(m).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Government Official” means (a) an executive, official, employee or agent of a governmental department, agency or instrumentality, (b) a director, officer, employee or agent of a wholly or partially government-owned or -controlled company or business, (c) a political party or official thereof, or candidate for political office or (d) an executive, official, employee or agent of a public international organization (e.g., the International Monetary Fund or the World Bank).

“Investment Company Act” shall have the meaning ascribed to such term in Section 3.1(v).

“IT Systems and Data” shall have the meaning ascribed to such term in Section 3.1(ee).

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“Lien” means a lien, mortgage, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(gg).

“Net Short Position” shall have the meaning ascribed to such term in Section 4.1.

“NRO” shall have the meaning ascribed to such term in the recitals.

“NRO Acquisition” means the acquisition by the Company of certain oil and gas properties, rights, and related assets pursuant to the NRO Purchase Agreement.

“NRO Purchase Agreement” shall have the meaning ascribed to such term in the recitals.

“OFAC” shall have the meaning ascribed to such term in Section 3.1(ff).

“Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Person” means, except for as used in Section 3.1(ff), an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agents” means Piper Sandler, Clear Street, Johnson Rice & Company, LLC, and Pickering Energy Partners, together with any other bookrunner and co-managing placement agents.

“Placement Agent Parties” shall have the meaning ascribed to such term in Section 5.18(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.6.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Acquired Common Stock by each Purchaser as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Sanctioned Country” shall have the meaning ascribed to such term in Section 3.1(ff).

“Sanctions” shall have the meaning ascribed to such term in Section 3.1(ff).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Acquired Common Stock.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SEPA Purchase Agreement” means a standby equity purchase agreement or similar agreement between the Company and one or more investors setting forth the terms for an advance commitment to purchase Common Stock.

“SEPA Program” means a commitment by one or more investors to purchase up to $40,000,000 of Common Stock of the Company on terms to be set forth in a SEPA Purchase Agreement.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Acquired Common Stock purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means a “significant subsidiary” as defined in Rule 405 under the Securities Act.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the Nasdaq Capital Market or any of the following markets or exchanges on which the Common Stock may be listed or quoted for trading at such future date in question: the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, and the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Vstock Transfer, LLC, the current transfer agent of the Company, and any successor transfer agent of the Company.

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Article II
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, (a) substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, in consideration for the payment of the Subscription Amount set forth on the signature page hereto executed by such Purchaser, the number of shares of Common Stock set forth on the signature page hereto, at a price per share equal to $8.21 (the “Acquired Common Stock”), (b) each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount, (c) the Company shall deliver to each Purchaser its respective Acquired Common Stock as determined pursuant to Section 2.2(a), and (d) the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall take place remotely by electronic transfer of the Closing documentation.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) evidence in book-entry form of the Acquired Common Stock registered in the name of such Purchaser;

(iii) the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer of the Company;

(iv) the Registration Rights Agreement duly executed by the Company;

(v) a certificate, dated the Closing Date and executed by the Chief Executive Officer or Chief Financial Officer of the Company, confirming compliance with the conditions set forth in clauses (i), (ii), (iii), (iv), (v) and (vi) of Section 2.3(b);

(vi) a certificate, dated the Closing Date and executed by the Chief Executive Officer or Chief Financial Officer of the Company, certifying (i) the Certificate of Incorporation and Bylaws of the Company, (ii) resolutions of the Board of Directors of the Company approving the Transaction Documents and the transactions contemplated under the Transaction Documents and (iii) the resolutions or written consent of the stockholders of the Company required to approve the Transaction Documents and the transactions contemplated thereunder; and

(vii) the written opinion of Vinson & Elkins L.L.P., counsel for the Company, dated as of the Closing Date, in a form reasonably acceptable to the Purchasers and the Placement Agents.

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(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount by wire transfer to the account specified in the Company’s wire instructions delivered pursuant to Section 2.2(a)(iii); and

(iii) the Registration Rights Agreement duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company;

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(v) the Company shall have obtained all corporate approvals and consents from the Company, the Board of Directors of the Company and the Company’s stockholders as may be required to approve the execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby;

(vi) the Company shall have consummated, or shall substantially concurrently consummate, the NRO Acquisition; and

(vii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

Article III
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser as of the date hereof:

(a) Subsidiaries. All of the “significant subsidiaries” (as defined in Rule 405 of the Securities Act) of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to have a material adverse effect on (i) the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to consummate the transactions contemplated hereby (any of (i) or (ii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to the Trading Market for the issuance and sale of the Securities and the listing of the Acquired Common Stock for trading thereon in the time and manner required thereby; (iv) such filings as are required to be made under applicable state or federal securities laws; and (v) such consents or waivers as have been obtained (collectively, the “Required Approvals”).

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(f) Issuance of the Securities. The Acquired Common Stock is duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise or conversion of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports and except for the SEPA Program, if any, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that would adjust the exercise, conversion, exchange or reset price of such security or instrument upon the issuance of the Acquired Common Stock. Except as described in the SEC Reports, there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. As of the date hereof, the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as described in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h) SEC Reports; Financial Statements. Since December 31, 2023, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed (except to the extent corrected by a subsequently filed SEC Report filed prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the Company’s most recently filed periodic report under the Exchange Act, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the existing Company Amended and Restated Long-Term Incentive Plan or upon conversion or exercise of existing Common Stock Equivalents. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. There are no legal or governmental actions, suits or proceedings pending (including any written inquiries or investigations) to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would, materially and adversely affect the performance of this Agreement or the consummation of the transactions contemplated hereby; and, to the knowledge of the Company, no such proceedings are threatened in writing by governmental authorities or others.

(k) Labor Relations. No labor disturbance by the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

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(l) Compliance. Neither the Company nor any Subsidiary: (i) except as disclosed in the SEC Reports, is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all applicable laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits, authorizations and approvals required by Environmental Laws to conduct their respective businesses, and; (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the SEC Reports, (A) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its Subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, and (B) none of the Company and its Subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(n) Regulatory Permits. The Company and the Subsidiaries have and are in compliance with such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the SEC Reports, except for any of the foregoing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiaries has received written notice of any revocation or modification of any Permits that would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

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(o) Title to Assets. Except as disclosed in the SEC Reports, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p) Intellectual Property. The Company and the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except as would not reasonably be expected to have a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r) Transactions with Affiliates and Employees. Except as disclosed in SEC Reports or in connection with the issuance of the Securities, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including benefits under the Amended & Restated Long-Term Incentive Plan of the Company.

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(s) Sarbanes-Oxley; Internal Accounting Controls. There is not and has not been any failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith. Since the date of the most recent balance sheet of the Company as included in the SEC Reports, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the ability of the Company and the Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and the Subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that are reasonably likely to materially significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Company review or investigate (1) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies, or (2) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years.

(t) Certain Fees. Except for the fees payable to the Placement Agents pursuant to the Engagement Letter, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(t) that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market or any applicable Federal or state securities laws. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)(viii) of the Securities Act is applicable to the Company or, to the Company’s knowledge, any Issuer Covered Person, except for an event as to which Rule 506(d)(2)(ii)–(iv) or (d)(3) is applicable.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act.

(w) Registration Rights. Other than in connection with the SEPA Program, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary, except the holders of the securities, the resale of which was registered on the Company’s registration statement on Form S-1 that was declared effective by the Commission on December 6, 2023.

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(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated, except with respect to this clause (ii), the SEPA Program.

(z) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the shares of the Acquired Common Stock by any form of general solicitation or general advertising.

(aa) Foreign Corrupt Practices. None of the Company, any Subsidiary or any of the Company’s or any Subsidiary’s directors, officers, employees, or to the knowledge of the Company or any Subsidiary, any consultant, agent or other person acting on behalf of the Company or any Subsidiary, (i) is in violation of any provision of the FCPA or any other applicable anti-bribery or anticorruption law or regulation, including the Bribery Act 2010 of the United Kingdom (collectively, with the FCPA, the “Anti-Corruption Laws”) or (ii) has made, offered, promised or authorized, or will make, offer, promise or authorize, whether directly or indirectly, any unlawful payment, of anything of value to a Government Official while knowing or having a reasonable belief that all or some portion will be used for the purpose of: (A) influencing any act, decision or failure to act by a Government Official in his or her official capacity, (B) inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity or (C) securing an improper advantage, in each case in order to obtain, retain or direct business. To the Company’s knowledge, none of the Company or any Subsidiary is the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action by any governmental authority related to the Anti-Corruption Laws.

(bb) Accountants. The Company’s accounting firm is Ham, Langston & Brezina, L.L.P. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

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(cc) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(dd) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(ee) Cybersecurity. (i) (x) There has been no security breach or attack or other compromise of or relating to any of the Company’s or the Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including any personal, personally identifiable, sensitive, confidential or regulated date or the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (“IT Systems and Data”), and (y) the Company and the Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in any security breach, attack or compromise to their IT Systems and Data, (ii) the Company and the Subsidiaries have complied, and are presently in compliance with, all applicable laws, statutes or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority and all industry guidelines, standards, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection such IT Systems and Data from unauthorized use, access, misappropriation or modification and (iii) the Company and the Subsidiaries IT Systems and Data are reasonably adequate for, and operate and perform as required in connection with the operation of the business of the Company and the Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, and the Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data used in connection with their businesses, including the implementation of backup and disaster recovery technology consistent with industry standards and practice, except, with respect to the events specified in clauses (i) through (iii), as would not, individually or in the aggregate, have a Material Adverse Effect.

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(ff) Office of Foreign Assets Control.

(i) None of the Company or any Subsidiary or, to the knowledge of the Company or any Subsidiary, any director, officer, agent, employee, affiliate or representative of the Company or any Subsidiary is a government, individual, or entity (in this paragraph, “Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(B) located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria, and certain regions of Ukraine, each a “Sanctioned Country”).

(ii) The Company and each Subsidiary represent and covenant that, for the past 5 years, it has not knowingly engaged in and is not now knowingly engaged in any dealing or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(gg) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company and its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company and its Subsidiaries (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(hh) NRO Purchase Agreement. None of the Company or any of its Subsidiaries or, to the knowledge of the Company, any other Person party thereto is in default in the performance or compliance with any material representations, warranties, covenants or other provisions of the NRO Purchase Agreement. The NRO Purchase Agreement complies in all material respects with all applicable laws.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b) No Breach. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby or thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, (b) if such Person is a non-natural Person, conflict with or result in any violation of the provisions of the organizational documents of such Purchaser or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the ability to consummate the transactions contemplated by the Transaction Documents.

(c) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(d) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law.

(e) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act).

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters and has sought such accounting, legal and tax advice as such Purchaser has considered necessary so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

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(g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review each of the Transaction Documents and the proposed terms of the SEPA Program and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the SEPA Program and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

Article IV
OTHER AGREEMENTS OF THE PARTIES

4.1 No Net Short Position. Each Purchaser hereby agrees solely with the Company, severally and not jointly, and not with any other Purchaser, for so long as such Purchaser owns any Acquired Common Stock, such Purchaser shall not maintain a Net Short Position (as defined below). For purposes hereof, a “Net Short Position” by a person means a position whereby such person has executed one or more sales of Common Stock that is marked as a short sale (but not including any sale marked “short exempt”) and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO of the Exchange Act). For purposes of determining whether a Purchaser has an equivalent offsetting “long” position in the Common Stock, all Common Stock that is owned by such Purchaser shall be deemed held “long” by such Purchaser.

4.2 Transfer Restrictions.

(a) The Securities may only be transferred or disposed of in compliance with state and federal securities laws. The consent of the Company shall not be required for any such transfer or disposition; provided that, any transfer of the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement to a transferee except as set forth in Section 5.7, shall require the consent of the Company, and such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.2, of a legend on any of the Acquired Common Stock in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

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(c) Each Purchaser may request the Company to remove the legend described in this Section 4.2 from the certificates evidencing the Securities by submitting to the Company such certificates. The Company shall (i) promptly cooperate with reasonable requests of such Purchaser to effect the removal of such legend and (ii) on or after the earlier of (A) the six month anniversary of the Closing Date and (B) the date on which the Registration Statement or any other registration statement covering the resale of the Acquired Common Stock by each Purchaser is first declared effective by the Commission, at the Company’s sole expense, deliver, or cause its outside counsel to deliver, to the Transfer Agent an opinion of counsel in a form reasonably acceptable to the Transfer Agent and such other documentation as the Transfer Agent may request to effect the removal of such legend, in each case subject to receipt of customary representations and warranties from the Purchasers or the brokers thereof as may be reasonably requested by such counsel to the Company, on which such counsel and the Transfer Agent may conclusively rely.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates or book-entry evidence representing Securities as set forth in this Section 4.2 is predicated upon the Company’s reliance upon this understanding.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K with the Commission within the time required by the Exchange Act. From and after the filing of such Current Report on Form 8-K, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by the Transaction Documents. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby in which such Purchaser is named, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company in which such Purchaser is named, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. In furtherance of the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations; provided, however, that each Purchaser agrees and acknowledges that if it does not provide such consent with respect to any registration statement to be filed pursuant to the Registration Rights Agreement, it will not be named in such registration.

4.5 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities hereunder to pay a portion of the purchase price for the NRO Acquisition; provided that (i) no part of the proceeds of the issuance of the Acquired Common Stock will be used, directly or indirectly, or otherwise made available to any Person, to finance any activities or business of or with any Person, or in any country or territory, that, at the time of such financing, is a Sanctioned Person or a Sanctioned Country, in each case in violation of Sanctions, or in any other manner that would result in a violation of Sanctions by any Person, and (ii) no part of the proceeds of the issuance of the Acquired Common Stock will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws.

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4.6 Indemnification of the Purchasers. Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, administrators, managers, counsel, advisors, other representatives and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, members, partners, employees, administrators, managers, and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from and against any and all losses, liabilities, obligations, demands, claims, contingencies, damages, penalties, costs and expenses, including all actions, judgments, suits, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of, arising out of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company or any Subsidiary in this Agreement or in the other Transaction Documents, (b) the execution, delivery, enforcement, performance or administration of this Agreement, the other Transaction Documents or any other agreement, letter or instrument delivered in connection with the transactions contemplated by the Transaction Documents and the performance by the parties thereto of their obligations thereunder or the Transactions or the consummation thereof or (c) any action instituted against the Purchaser Parties in any capacity (including a Purchaser Party’s status as an investor), or any of them or their respective Affiliates, by any Person who is not an Affiliate of such Purchaser Party (provided that, in no event shall the Company or any Affiliate thereof be deemed to be an Affiliate of any Purchaser Party), arising out of or relating to any of the transactions contemplated by the Transaction Documents (other than with respect to any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). Notwithstanding any other provision of this Agreement, (x) the Company shall not settle any third-party claim under which indemnification may be sought hereunder without the consent of the applicable indemnified Purchaser Parties, unless the settlement thereof imposes no liability or obligation on, and includes a complete, unconditional and irrevocable release from liability of, and does not include any statement or admission of fault, culpability, wrongdoing or malfeasance by, the indemnified Purchaser Parties and (y) the Company will not be liable to any Purchaser Party under this Agreement for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. The indemnification required by this Section 4.6 shall be made by periodic payments of the amount thereof, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law. This Section 4.6 shall survive, remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the Closing or the consummation of the transactions contemplated hereby or under the other Transaction Documents (or the failure to consummate the transactions contemplated hereby or under the other Transaction Documents), the transfer of any of the Securities, the enforcement, amendment or waiver of any provision of this Agreement or any other Transaction Document or the termination of this Agreement or any other Transaction Document, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, or any investigation made by or on behalf of the Company or any Purchaser.

4.7 Listing of Securities.

The Company shall prepare and file with the Trading Market an additional shares listing application covering the Acquired Common Stock, and take all steps necessary to cause such shares of Acquired Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter. The Company agrees to use commercially reasonable efforts to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.8 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

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Article V
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof or; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service and (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Each Purchaser may assign any or all of its rights under this Agreement to any Affiliate of such Purchaser without the prior consent of the Company, provided that such transferee executes and delivers to the Company a Joinder Agreement in the form attached hereto as Exhibit C. No assignment shall relieve the assigning party of any of its obligations hereunder, including any assignment to any of the Persons set forth in the immediately preceding sentence.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6, this Section 5.8 and Section 5.18.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.6, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

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5.10 Survival. The representations, warranties and covenants contained herein, including, without limitation, those representations and warranties in Section 3.1 and the terms and provisions of Section 4.6, shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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5.15 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.17 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.18 Placement Agents

(a) The Company and each Purchaser acknowledges and agrees that (i) each representation and warranty contained in this Agreement and any certificate, instrument, notice, letter or any other document or security delivered to any Placement Agent Party (as defined herein) by or on behalf of the Company, are for the benefit of, and have been and will be relied upon by, the Placement Agents and their respective affiliates, controlling persons (within the meaning of the U.S. federal securities laws) and agents (collectively, the “Placement Agent Parties”), (ii) each Placement Agent Party shall be an express third-party beneficiary of this Agreement with respect to this Section 5.18, (iii) copies of this Agreement, each certificate or other deliverable provided in accordance with this Agreement and any information contained or otherwise referenced herein may be provided to the Placement Agent Parties, and (iv) each Placement Agent shall be an addressee of any opinion of counsel provided to the Purchasers.

(b) In connection with its purchase of the Securities, each Purchaser acknowledges and agrees that: (i) no Placement Agent Party has acted as a fiduciary or financial or investment adviser for it; (ii) such Purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of any Placement Agent Party or any of their respective agents; (iii) such Purchaser has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary and has made its own investment decisions (including decisions based on suitability) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by any Placement Agent Party (directly or indirectly through any other person); and (iv) such Purchaser has received no assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Securities or the agreements and documentation with respect to the Securities from any Placement Agent Party (directly or indirectly through any other person).

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(c) Each Purchaser acknowledges and agrees that: (i) it is voluntarily assuming all risks associated with the purchase of the Securities and expressly represents, warrants and agrees that (x) no Placement Agent Party has made, and such Purchaser disclaims the existence of or its reliance on, any representation by any Placement Agent Party concerning the Securities and (y) with respect to the Placement Agent Parties, such Purchaser is not relying on any disclosure or non-disclosure made or not made, or the completeness thereof, in connection with or arising out of the purchase of the Securities, and therefore has no claims against any Placement Agent Party with respect thereto; (ii) if any such claim may exist, such Purchaser, recognizing its disclaimer of reliance as a condition to entering into the purchase of the Securities, covenants and agrees not to assert any such claim against any Placement Agent Party or any of its officers, directors, employees, shareholders, partners, agents, representatives or affiliates; and (iii) no Placement Agent Party has any liability to such Purchaser and such Purchaser expressly waives and releases any claim that it (or any account with respect to which it acts as fiduciary or agent) might have against such Placement Agent Party or its officers, directors, employees, shareholders, partners, agents, representatives or affiliates, directly or indirectly relating to its purchase of the Securities, whether under applicable securities law or otherwise.

(d) Each Purchaser acknowledges and agrees that the sale of the Securities to the Purchaser is not a recommendation by any Placement Agent Party to purchase the Securities. Each Purchaser acknowledges and agrees that each Placement Agent Party (or any of their respective affiliates) may currently or from time to time engage in business, directly or indirectly, with the Company and its affiliates, including extending loans to, or making equity investments in, the Company or its affiliates, or providing investment banking or advisory services to the Company and its affiliates. Each Placement Agent Party (or any of their respective affiliates) may publish research reports with respect to the Company and its affiliates. These research reports may currently, or may in the future, contain negative views on the Company or its affiliates, may not recommend new investments in securities issued by the Company and its affiliates, and may recommend that investors sell securities of the Company and its affiliates held by them. No Placement Agent Party undertakes any obligation to, and no Placement Agent Party will, take into consideration any Purchaser’s interests as a holder of the Securities in the course of its business dealings with the Company and its affiliates or in connection with the issuance of research reports.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PRAIRIE OPERATING CO.		Address for Notice:

By:	/s/ Edward Kovalik	55 Waugh Drive
Name:	Edward Kovalik	Suite 400
Title:	Chief Executive Officer	Houston, Texas 77007
Email: ek@prairieopco.com

With a copy to (which shall not constitute notice):		Daniel T. Sweeney
Executive Vice President, General Counsel and Corporate Secretary
Email: ds@prairieopco.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount:	$

Shares of Acquired Common Stock:

EIN:_____________________________________________________________________

[Signature Page to Securities Purchase Agreement]

Exhibit A

FORM OF REGISTRATION RIGHTS AGREEMENT

[Attached.]

A-1

Exhibit B

FORM OF JOINDER AGREEMENT

This Joinder Agreement is executed by the undersigned pursuant to the Securities Purchase Agreement, dated as of September 30, 2024 (the “Agreement”), between Prairie Operating Co. (the “Company”) and the purchasers party thereto (the “Purchasers”), which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement. By the execution of this Joinder Agreement, the undersigned agrees as follows:

1. The undersigned acknowledges that the undersigned is acquiring __________ Acquired Common Stock (the “Assigned Securities”), subject to the terms and conditions of the Agreement (including the Exhibits thereto).

2. The undersigned hereby joins in, and agrees to be bound by and subject to, the Agreement, with the same force and effect as if the undersigned were originally a Purchaser party thereto. The undersigned hereby expressly makes the representations and warranties in Section 3.2 of the Agreement with respect to the Assigned Securities.

3. Any notice required or permitted by the Agreement shall be given to the undersigned at the address listed below.

[Signature page follows.]

B-1

EXECUTED AND DATED as of this [●] day of [●], 20[●].

JOINING PARTY

By:
Name
Title:
Notice Address:

C-1